Wachovia Corporation 4Q07 Financial Highlights January 22, 2008 Exhibit (99)(b)

Earnings of $51 million and EPS of $0.03
-
Earnings before merger-related and restructuring costs of
$160 million or $0.08 per share
Momentum in traditional banking businesses, asset
management and retail brokerage masked by continued
effects of market disruption and credit headwinds
$1.7 billion of net market disruption-related losses and provision exceeded charge-offs by $1.0 billion
Enhanced capital levels
-
4Q07 issuance of $3.1 billion of Tier 1 qualifying securities
-
Tier 1 ratio of 7.2% vs. 7.1% at end of 3Q07
A.G. Edwards (AGE) transaction closed Oct. 1
Results significantly
affected by the
capital markets
disruption and credit
headwinds
Underlying business
momentum remains
strong
4Q07 Earnings highlights

Financial highlights
NII up 1% YoY and 2% QoQ
-
Strong deposit and earning asset growth with
margin compression reflecting rising NPAs
Fees down 37% YoY; flat QoQ excluding
$269 million of 3Q07 accounting corrections
-
Strong fiduciary and asset management fees,
commissions and service charges
-
Market disruption losses and lower
principal investing
-
AGE contributed $705 million
Provision largely reflects rapid deterioration
in certain housing markets
Expenses up 17% YoY and 28% QoQ
-
Flat YoY and up 10% QoQ before $638 million
from AGE; excluding merger-related and
restructuring expenses
FY tax rate of 29.3% reflects lower earnings
Average diluted shares include 72 million
shares issued relating to AGE
vs vs
($ in millions, except per share data) 4Q07 3Q07 4Q06
Net interest income
$
4,674
2
%
1
Fee and other income 2,526
(10)    (37)
Total revenue 7,200
(2)
%
(17)
Provision 1,497
-        -
Expense 5,786
28     17
Minority interest 107
(43)    (14)
Pre-tax income (loss) (190)
-        -
Income taxes (benefits) (241)
-        -
Net income
$
51
(97)
%
(98)
Avg diluted shares 1,983
4
%
3
EPS
$
0.03
(96)    (98)
EPS before merger-related/
  restructuring expenses
$
0.08
(91)
%
(93)
Net interest margin 2.88
%
(4)
bps
(21)
Return on avg equity 0.28
-        -
Overhead efficiency ratio 80.36
%
-        -

Strong liquidity and capital position
Well positioned for challenging environment
Improved capital position
-
Prudent Tier 1 capital qualifying issuances of
$3.1 billion
Parent cash in excess of 2008 debt
maturities of $5.4 billion
Wachovia Bank, N.A. has been a liquidity
provider to the market throughout the
market disruption
Period end as of 12/31/07.
51%
10%
7%
5%
6%
21%
Solid Liability Funding
82% funded by Core Deposits, LTD & Equity
Core
Deposits
Other
Deposits
Other
Liab
ST
Debt
LT
Debt
Equity
& Other
Capital Ratios
vs
4Q07
(a)
3Q07 3Q07
Tier 1 7.2
%
7.1      10
bps
Total Capital 11.5
10.8    70
Leverage 6.1
%
6.1      0
bps
(a) 4Q07 capital ratios are based on estimates.

Average deposit growth
8% YoY core deposit growth outpaced
annual GDP rate by over 2x
-
Low-cost core up 5% YoY despite lower average
account balances and continued mix shift
Expected drivers of 2008 deposit growth
-
Leveraging World Savings franchise
-
AGE FDIC sweep deposits
-
Mortgage escrow balances
-
De novo expansion
-
New product introduction:
(a) Money market and DDA growth rates from 4Q06 adjusted to reflect the 3Q07
$3.6 billion sweep of deposits from DDA to money market, which had no effect on net interest income.
vs vs
($ in billions)
4Q07 3Q07 4Q06
(a)
DDA
$
57.9
(1)
%
(3)
Interest checking 51.6
4       3
Savings 31.8
(1)      (4)
Money market 121.7
5       12
Low-cost core 263.0
3       5
Retail CDs 127.0
4       14
  Core deposits 390.0
3       8
Other deposits 47.6
28     44
Total deposits
$
437.6
5
%
11
Core Deposit Growth
$362.4
$369.3
$378.5 $379.0
$390.0
4Q06 1Q07 2Q07 3Q07 4Q07
Low Cost Core Deposits Other Core Deposits

5
Average loan growth
Loans up 9% YoY and 5% QoQ
Traditional mortgage up 8% YoY on
expanded distribution and products
Home equity down 5% YoY on tightened
underwriting
C & I up 24% YoY; CRE up 15% YoY
-
Robust organic production and changing
market conditions
Expectations for 2008
-
Mid to high single-digit average consumer loan
growth driven by mortgage and auto
-
High single-digit average commercial loan growth
Expect slowing prepayments as well as
moderating new loan growth due to pricing
discipline and greater emphasis on originate to
hold strategies
vs vs
($ in billions) 4Q07 3Q07 4Q06
Pick-a-Payment mortgage
$
120.2
1
%
0
Traditional mortgage 50.5
4 8
Home equity 57.2
2 (5)
Other consumer 33.7
6 8
Total consumer 261.6
3 1
Commercial and industrial 146.8
8 24
Commercial real estate 41.4
7 15
Total commercial 188.2
8 22
Total loans, net
$
449.8

%
9

General Bank key metrics
Average loans up 6% YoY on stronger
originations
-
Mortgage originations down 20%
-
Home equity down 21% on tightened underwriting
95% direct originations
-
Auto up 26%
Average deposits up 6% YoY
-
FY07 net new checking account sales of 935,000
up 68%, including 100,000 sold in World Savings
franchise
Debit/credit card volume up 18% YoY
Opened 109 de novo branches and
consolidated 128 branches in FY07
New/lost ratio of 1.33
-
Retail customer acquisition rate of 15.1%; attrition
of 11.3%
Customer satisfaction remains best in class
(a) Volume of purchase activity on debit and credit cards.
(b) Percentage of customers who rate Wachovia a 7 on all three loyalty questions
(scale 1-7). Goal: 55%. Results based on Gallup survey.
(c) Controllable retail households acquired/retail households attrited; controllable households exclude single service mortgage.
(d) New commercial banking relationship or customer with no prior loan or deposit account.
vs vs
($ in millions) 4Q07 3Q07 4Q06
Product originations
Mortgage
$
12,419 (11)
%
(20)
First lien home equity 2,353 (13) (19)
Second lien home equity 3,769
(18) (23)
Auto 3,206 (6) 26
Avg loans, net
$
305,750
3 6
Net new checking 90,500 (65) 4
Avg core deposits
$
296,560
2 6
Card purchase volume
(a)
$
17,757 7
%
18
Customer loyalty
(b)
53
%
(10)
bps
120
New/Lost ratio
(c)
1.33 (1)
%
3
Commercial customer
acquisition
(d)
366
9
%
25

General Bank summary
Segment earnings of $1.2 billion down 18%
YoY and 14% QoQ largely reflecting rising
credit costs
NII reflects segment margin compression
and rising NPAs
Fees up 1% YoY; up 7% excluding
mortgage banking on higher sales and
volumes
Provision driven by higher consumer losses
23% of expense increase driven by higher
credit costs, 22% by severance and 15% by
growth initiatives
2008 focus on sales and service execution,
de novo expansion and expense and risk
management discipline; expect continued
credit cost headwinds
vs vs
($ in millions) 4Q07 3Q07 4Q06
Net interest income
$
3,420
(2)
%
(1)
Service charges 610
3       16
Interchange income 191
(2)      24
Mortgage banking fees 16
(62)    (76)
All other fees/income 146
4       (30)
  Fee and other income 963
(1)      1
    Total revenue 4,428
(2)      (1)
Provision 329
54     122
Expense 2,148
7       11
Segment earnings
$
1,239
(14)
%
(18)

Wealth Management summary
Record segment earnings of $85 million up
1% YoY and 15% QoQ
Revenues up 5% YoY
-
NII up 2% YoY on 10% loan growth despite
deposit declines and narrowing spreads
-
Fees up 8% YoY on record growth in fiduciary
and asset management fees
Expenses up 3% YoY
2008 focus on new market expansion, client
acquisition and investment management
momentum; expect weaker NII with rising
but still moderate credit costs
(a) Assets under management include $45 billion in assets managed by and reported in Capital Management.
(b) Trust and Investment Management new recurring fee sales.
(c) Annualized wealth revenue per relationship manager.
vs vs
($ in millions) 4Q07 3Q07 4Q06
Net interest income
$
184
(1)
%
2
Fee and other income 215
17     8
  Total revenue 402
7       5
Provision 7
17     -
Expense 260
3       3
Segment earnings
$
85
15
%
1
Avg loans, net
$
21,831
1
%
10
Avg core deposits 16,772
(1)      (3)
AUM
(a)
83,479
1       11
Investment Mgmt sales
(b)
12.9
4       13
Revenue/RM
(c)
$
2.7
0 (4)
Wealth Mgmt advisors 1,118
1
%
1

Market disruption losses and write-downs
2
nd
Half
($ in millions) 4Q07 3Q07 2007 Total
Corporate and Investment Bank
ABS CDO and other subprime-related
$
(1,028)   (350)      (1,378)
Commercial mortgage (CMBS)
(600)      (488)      (1,088)
Consumer mortgage
(123)      (82)        (205)
Leveraged finance
93         (272)      (179)
Other
59         (109)      (50)
Total
(1,599)   (1,301)   (2,900)
Capital Management
Asset-backed commercial paper
(17)        (40)        (57)
Parent
Impairment losses
(a)
(94)        0 (94)
    Total, net
$
(1,710)   (1,341)   (3,051)
(a) Includes $50 million of provision expense relating to loan impairments.

Corporate and Investment Bank summary
vs vs
($ in millions) 4Q07 3Q07 4Q06
Principal Investing
$
23
(94)
%
(84)
IB originations 419
(4)      (13)
Capital markets (1,143)
40     -
Lending 585
4       5
Treasury and Trade Finance 278
1       5
Total revenue 162
(80)    (92)
Provision 112
-        -
Expense 991
52     (5)
Segment loss
$
(596)
-
%
-
Avg loans, net
$
91,646
10
%
26
Avg core deposits 36,131
(3)      11
Lending commitments
$
137,018
(1)      8
Segment loss of $596 million
-
Net market disruption losses of $1.6 billion;
lower principal investing results and origination
volumes
-
Strong performance in high grade, global rates,
equities and M&A offset by lower results in
structured products and leveraged finance
Expenses down 5% YoY on lower revenue-
based incentives
Provision largely reflects residential-related
commercial real estate losses
Loans up 26% YoY on organic growth,
changing market conditions and strategy
Deposits up 11% YoY on strong
international sales
2008 focus on execution of client-focused
core business model, risk management,
expense discipline and capital allocation
in face of challenging environment
($ in millions) 4Q07 3Q07
2
nd
Half
2007
Total
ABS CDO and other
subprime-related
$
  (1,028)         (350)   (1,378)
Commercial mortgage (CMBS
(600)      (488)         (1,088)
Consumer mortgage
(123)      (82)           (205)
Leveraged finance
93         (272)         (179)
Other
59         (109)         (50)
Total CIB market disruption-
related losses
$
(1,599)   (1,301)      (2,900)

4Q07 net MTM valuation losses of $600 million
driven by spread widening despite relatively
stable property fundamentals
MTM net exposure of $7.6 billion as of 12/31/07
-
$3.6 billion as of 1/18/08; 10 year duration equivalent
exposure of $870 million
Over 50% of exposure is AAA-rated or equivalent
-
$1.6 billion of income producing commercial real
estate loans moved to the portfolio in 4Q07
-
$2.5 billion of European commercial real estate
loans moved to the portfolio in January 2008
Commercial mortgage and leveraged finance
Mark-to-market (MTM) exposure
Leveraged finance
4Q07 net valuation gains of $93 million
Net MTM exposure of $9.1 billion including $7.2 billion of unfunded commitments
-
Distributed $2.5 billion of exposure since 3Q07
-
Bridge equity exposure of $50 million
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
2Q07 3Q07 4Q07 1/18/08
Gross MTM Exposure Net MTM Exposure Net 10 yr Equivalents
Commercial mortgage (CMBS)
($ in millions)

Corporate and Investment Bank
ABS CDO and subprime-related exposure
(a) $2.2 billion is hedged with highly-rated monoline financial guarantors; $945 million is hedged with a AA-rated large European bank; $1.1 billion is hedged with a large
AA-rated global multi-line insurer, both under margin agreements.
(b) Assumes that for $313 billion of subprime whole loan positions, if accounted for in securities form, 70% would be AAA and 30% below AAA.
$888 million of MTM valuation losses, net of hedges, on subprime residential ABS CDO-
related assets; $821 million of remaining net MTM exposure
$140 million of MTM valuation losses, net of hedges, on subprime RMBS mortgage-related assets; $1.7 billion of remaining net MTM exposure (primarily AAA-rated)
Remaining Mark-to-market Exposure, Net 12/31/07
Exposure
12/31/07 Hedged With 12/31/07 9/30/07 12/31/07
Gross Financial Net Net vs
($ in millions) Exposure Guarantors (a) Exposure Exposure 9/30/07
ABS CDO-related exposures:
Super senior ABS CDO exposures
High grade
$
2,403 (2,403) 0 0 -
%
Mezzanine
2,388 (1,775) 613 1,228 (50)
CDO-squared
0 0 0 0 -
Total super senior ABS CDO exposures
4,791 (4,178) 613 1,228 (50)
Other retained ABS CDO-related exposures
208 0 208 559 (63)
Total ABS CDO-related exposures
4,999 (4,178) 821 1,787 (54)
Subprime RMBS exposures:
(b)
AAA rated
1,948 0 1,948 2,093 (7)
Below AAA rated (net of hedges)
(253) 0 (253) (43) -
Total subprime RMBS exposures
1,695 0 1,695 2,050 (17)
Total
$
6,694 (4,178) 2,516 3,837 (34)
%

Capital Management key metrics
Series 7 brokers up 81% YoY largely
reflecting the addition of AGE; legacy WB
brokers up over 4% YoY
-
Broker revenues in line with deal assumptions
Broker client assets up 54% YoY including
$371 billion from AGE
-
Managed account assets up 52% YoY; up
19% excluding the effect of AGE
Legacy Wachovia revenue/broker up
4% YoY
AUM down 1% YoY; however, effect of
acquisitions and mix change improved
Asset Management margins
Gross fluctuating fund flows down 17%
YoY and up 25% QoQ
-
Institutional money market net flows up
162% YoY
(a) Annualized.
(b) Assets under management include $45 billion in assets managed for Wealth
Management, which are also reported in that segment.
vs vs
($ in billions) 4Q07 3Q07 4Q06
Retail Brokerage
Series 7 brokers 14,607
74
%
81
Bank series 6 reps 3,296
10      32
  Managed acct assets
$
203.5
29      52
  Avg FDIC sweep deposits 37.1
21      25
Client assets
$
1,170.4
45
%
54
Recurring revenues
61.5
%
(302)
bps
61
Rev/broker
(000)
(a)
$
606
(12)
%
(10)
In-bank revenue
(millions)
273
1        9
Loan originations
$
1.5
6
%
33
Pre-tax margin
22
%
(533)
bps
(337)
Asset Management
Total AUM
(b)
$
274.7
(4)
%
(1)
Gross fluctuating
fund flows
$
2.5
25
%
(17)
Pre-tax margin
20
%
699
bps
476

Capital Management summary
Segment earnings of $350 million up 42%
YoY on strength in brokerage and asset
management
Revenues up 56% YoY
-
NII up 25% on strong deposits including
$5.4 billion from AGE and $2.5 billion of
organic growth
-
Commissions up 2% excluding the effect
of AGE
-
Fiduciary and asset management fees up
16% before the benefit of AGE and ECM
-
$17 million of additional marks relating to 3Q07
asset-backed commercial paper purchase
Expenses up 60% YoY including AGE
-
Up 11% excluding AGE, largely on higher
revenue-based commissions
2008 focus on improving broker productivity
and managed account penetration as well
as merger efficiencies and other expense
initiatives
vs vs
($ in millions) 4Q07 3Q07 4Q06
Net interest income
$
323
19
%
25
Commissions 851
73     69
Fiduciary/asset mgmt 1,314
43     67
Other fee income 46
48     (42)
  Fee and other income 2,211
53     61
    Total revenue 2,523
48     56
Provision 0
-        -
Expense 1,972
55     60
Segment earnings
$
350
27
%
42
Avg loans, net
$
2,295
7
%
62
Avg core deposits
$
38,019
21
%
26

Credit quality
Increase in NPAs reflects significant
weakness in the housing market
Provision of $1.5 billion; net charge-offs of
$461 million or 41 bps
-
Commercial net charge-offs of $162 million up
$128 million QoQ
$117 million in commercial real estate losses
-
Consumer net charge-offs of $299 million up
$127 million QoQ
Consumer real estate losses of $146 million
include Pick-a-Payment losses of $93 million
which reflects $63 million due to FFIEC
methodology alignment
Auto losses of $138 million up $46 million QoQ
-
2008 focus on continued stringent risk
management practices and enhanced
collection efforts
(a) Excludes nonperforming assets in loans held for sale.
($ in millions) 4Q07 3Q07 4Q06
Nonaccrual loans
$
    4,709 2,594 1,234
Foreclosed properties        389     334     132
  Total NPAs
$
    5,098 2,928 1,366
as % of loans, net ORE
(a)
1.10
%
0.65 0.32
Provision
$
1,497 408 206
Net charge-offs
$
461 206 140
Commercial 0.34
%
0.08 0.04
Consumer 0.46 0.27 0.19
  Total c/o ratio 0.41 0.19 0.14
Commercial past dues 0.05 0.04 0.03
Consumer past dues 0.23
%
0.20 0.23

Allowance for credit losses
Allowance for credit losses of $4.7 billion up
34% from FYE 06; 1.02% of loans
Provision of $1.5 billion exceeded charge-offs
by $1.0 billion
-
$676 million due to higher expected loss factors
for Pick-a-Payment and auto on significant
market weakness
Pick-a-Payment portfolio allowance to loans of
66 bps vs. 22 bps in 3Q07
Auto portfolio expected losses of 195 bps vs.163
bps in 3Q07 and 148 bps in 4Q06
-
$218 million of commercial real estate provision
including $100 million of FAS 114 reserves
-
$65 million of commercial FAS 114 reserves
including $50 million of market disruption losses
relating to a loan secured by subprime assets
-
3Q07 provision benefited from $88 million
overdraft correction
($ in millions) 4Q07 3Q07 4Q06
Allowance for loan losses
$
4,507
3,505 3,360
Allowance for credit losses
$
4,717
3,691 3,514
Allowance for loan losses
  as % of loans, net 0.98
%
0.78 0.80
    Commercial 1.20
1.08 1.15
    Consumer 0.74
0.48 0.52
  as % of nonaccrual and
  restructured loans 96
135 272
  as % of NPAs 88
120 246
Allowance for credit losses
  as % of loans, net 1.02
%
0.82 0.84

Mortgage portfolio
Average traditional mortgage LTV of 69%;
average FICO score of 732
-
Traditional mortgage NPAs up $68 million
QoQ; current average LTV of 73%
(a)
Average Pick-a-Payment LTV of 71%
-
Pick-a-Payment NPAs up $1 billion QoQ;
current average LTV of NPAs of 81%
(a)
-
Reducing LTVs and increasing FICO scores on
new production
-
Updated expected loss factors assume
nationwide portfolio weighted average home
price depreciation of nearly 20% from mid-2007
through 2008; model assumes accelerating
loan defaults
Increasing loss mitigation and collection
efforts
-
Increased REO sales force by 100
-
Pick-a-Payment foreclosed properties up only
73 units since September
($ in millions) 4Q07 3Q07 4Q06
Traditional mortgage
$
47,991
47,535     43,992
NPAs
$
257
189          117
as a % of loans 0.54
%
0.40         0.27
Net charge-offs
$
16
9              7
  as % of traditional
0.13
%
0.08 0.07
Pick-a-Payment
$
119,630
119,827 120,814
NPAs
$
2,766
1,759       675
as a % of loans 2.31
%
1.47         0.56
Net charge-offs
$
93
13            0
  as % of Pick-a-Payment
0.31
%
0.04 0
(a) Based on automated valuation method using November data.

Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07

0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
12.00%
Total Wachovia Mortgage (a) Pick-a-Payment Industry Prime
Industry Alt-A Industry Subprime
Wachovia Mortgage
90+ days past due vs. industry
(a) Total Wachovia Mortgage includes Pick-a-Payment portfolio.
Source: Industry Prime, Alt-A and Subprime delinquency data from LoanPerformance, a unit of First American CoreLogic.
.

% of loans 90+ days past due

% of loans 90+ days past due

WACHOVIA

0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
Ttl WB Mortg Pick-a-Pay Prime Alt-A Subprime
Wachovia Mortgage
90+ days past due by vintage vs. industry
2004
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
Ttl WB Mortg. Pick-a-Pay Prime Alt-A Subprime
2006
2007
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
Ttl WB Mortg. Pick-a-Pay Prime Alt-A Subprime
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
Ttl WB Mortg Pick-a-Pay Prime Alt-A Subprime
Wachovia Mortgage includes Pick-a-Payment portfolio.
Source: Industry Prime, Alt-A and Subprime delinquency data from LoanPerformance, a unit of First American CoreLogic.
.
Month
Month
2005

Home equity loans and lines
Strong portfolio performance continues
Second lien home equity 60+ days past due
are 1/3 that of the industry average
(a)
47% secured by first lien
74% average LTV
(b)
; current avg. LTV
of 69%
(c)
Portfolio is predominantly customer-
relationship based
-
> 95% of the portfolio is originated through
direct channels
-
FICO scores trending higher
-
< 5 % of portfolio in CA and 20% in FL
Lowered maximum LTV on new production
for all but highest credit scoring customers
Increased collection and loss mitigation
activities
700+ 63%
620 - 699 37%
< 620 0%
Total $8 billion
FICO Scores
Home Equity with LTV > 90%
(c)
(a) Source: Moody’s Economy.com; 4Q07 industry average is a forecast.
(b) FICOs and LTVs at origination unless otherwise noted.
(c) LTV data assumes that home equity lines are fully funded.
($ in millions) 4Q07 3Q07 4Q06
First lien
$
28,365
27,570     29,479
Second lien 31,734
29,922     31,541
  Total home equity
60,099
57,492     61,020
30+ days past due
  as % of loans
1.37
% 1.13 0.85
NPAs
$
342
266 222
  as % of loans
0.57
% 0.46         0.36
Net charge-offs
$
38
25            15
  as % of avg loans 0.25
% 0.17         0.10

% of loans 60+ days past due
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Dec-07

Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Dec-07

WACHOVIA

Wachovia second lien home equity loans and lines
60+ days past due vs. industry
Second Lien Home Equity Loans
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
WB Total General Bank (a) WB Bank Channel Industry
Second Lien Home Equity Lines
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
WB Total General Bank (a) WB Bank Channel Industry
(a) Excludes Wealth Management and Retail Brokerage home equity loans and lines of $2.6 billion.
Source: Industry Prime, Alt-A and Subprime delinquency data from LoanPerformance, a unit of First American CoreLogic.

Consumer real estate portfolio
FICO scores and LTVs at origination.
(a) Second lien LTVs reflect total amount borrowed, including first lien positions held by third parties. LTV data assumes that home equity lines are fully funded.
% Loans
4Q07 Average Average LTV
($ in millions) Balances FICO LTV
(a)
> 90%
(a)
Home equity loans and lines
First lien
$
28,365 730 72
%
13
Second lien 31,734 724 76 14
Total home equity loans and lines 60,099 726 74 13
Total mortgage 167,620 690 71 2
Total consumer real estate portolio 227,719 699 72 5
Nonaccrual loans
First lien 2,948 647 76 3
Second lien 58 689 84 27
Total consumer real estate nonaccrual loans
$
3,006 648 76
%
4

Managed auto portfolio
$0
$5,000
$10,000
$15,000
$20,000
$25,000
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
WB Balances WB 30+ days past due Industry 30+ days past due
Managed losses of 2.35% up 71 bps QoQ
-
30+ days past due of 2.91% vs. industry
forecast of 3.46%
(b)
Managed NPAs as a % of loans of 28 bps;
down 1bp QoQ
Origination strategy has migrated to higher
credit quality borrowers since mid-2006
Enhanced credit and collections strategies
to help mitigate risk
Expect 2008 ROAs of over 1.4% despite
increasing credit costs
-
Improved competitive landscape following the
exit of several market participants
(b) Source: Moody’s Economy.com; 4Q07 industry average is a forecast.
Managed Consumer Auto 30+ Days Past Due
vs. Industry
($ in millions) 4Q07 3Q07 4Q06
Managed auto
$
24,672
24,015     21,988
NPAs
(a)
$
70
69            38
  as % of loans 0.28
% 0.29         0.17
Net charge-offs
(a)
$
145
98            85
  as % of avg loans
2.35
% 1.64         1.56
(a) Includes NPAs and net charge-offs from securitizations not included in our reported NPAs and net charge-offs as referenced on page 15.

Real Estate Financial Services portfolio
Extensive 4Q07 review of significant portion
of the portfolio in response to recent rapid
housing market deterioration
NPAs up $753 million; charge-offs up $106
million to 118 bps vs. 3 bps in 3Q07
-
Increases driven largely by residential portfolio
Portfolio avg. life of 1.5 years
-
Curtailed land and condo lending; FL condo
exposure down 35% since 2Q06
Income portfolio fundamentals remain
strong; however, maintaining cautious
stance
Tightened lending standards and improved
pricing on new originations
($ in millions) 4Q07 3Q07 4Q06
Residential
$
12,437
13,115 12,554
Income producing 24,457
22,294 19,015
Total REFS 36,894
35,408 31,569
Residential NPAs 919
183 32
Income producing NPAs 122
105 10
Total NPAs
$
1,041
288 42
as % of avg loans
2.82
% 0.81 0.13
Residential c/o
$
77
3 2
Income producing c/o 32
0 (4)
Total net charge-offs
$
109
3 (2)
as % of avg loans 1.18
% 0.03 (0.03)

Summary and Outlook
2008 Outlook
-
Expect GDP growth of 2% and a steepening yield curve
-
Expect NII growth driven by deposit and loan growth
-
Expect solid fee growth in service charges, interchange fees, fiduciary and asset management fees and commissions
Solid performance in global rates, high grade, Treasury and Trade Finance, M&A and equities
Expect NII growth but nominal fee income from dislocated businesses
Expect 1Q08 results to include FAS 157 estimated gains of $250 million - $350 million
-
Continued expense discipline including expense synergies from GDW and AGE and 2H07 actions
Expect 1Q08 results to include FAS 123R expenses of $90 million - $100 million
-
Expect credit costs to continue to rise but remain at manageable levels
Provision expense in 1H08 should remain below 75 bps
-
Minority interest in line with 2007 results
-
Effective tax rate (TE) of 32% - 34%
-
Excess capital used to pay dividends, fund growth and build capital
In 2008, confident that Wachovia will generate sufficient cash earnings to cover dividend payments, build credit reserves, invest in our businesses, support balance sheet growth and improve capital ratios

26 Appendix

Strong capital position: Debt ratings
(a) Ratings for Fitch and Moody’s reflect the underlying junior subordinated notes.
Moody's Fitch S&P DBRS
Wachovia Corporation
Outlook Stable Stable Stable Stable
Commercial Paper P-1 F1+ A-1+ R-1 (middle)
Senior Unsecured Aa3 AA- AA- AA (low)
Subordinated Debt A1 A+ A+ A (high)
LoTS
(a)
A1 A+ A Not Rated
WITS
(a)
A1 A+ A A
Preferred Stock A2 A+ A A
Moody's Fitch S&P DBRS
Wachovia Bank, N.A.
Outlook Stable Stable Stable Stable
Short-term Deposits P-1 F1+ A-1+ R-1 (high)
Long-term Deposits Aa1 AA AA AA
Senior Unsecured Aa1 AA- AA AA
Subordinated Debt Aa2 A+ AA- AA (low)

Cautionary statement
The foregoing materials and management’s discussion of them may contain, among other things, certain forward-looking statements with respect to Wachovia, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, (ii) statements relating to the benefits of the merger between Wachovia and A.G. Edwards, Inc. completed on October 1, 2007 (the “A.G. Edwards Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G.
Edwards Merger, (iii) statements relating to the benefits of the merger between Wachovia and Golden West Financial Corporation completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Golden West Merger, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions.  These forward-looking statements are based on the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control). Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause
Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the applicable businesses in connection with the A.G. Edwards Merger or the Golden West Merger will not be integrated successfully or such integrations may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G.
Edwards Merger or the Golden West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G. Edwards Merger or the Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G. Edwards Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) potential or actual litigation; (8) inflation, interest rate, market and monetary fluctuations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (10) unanticipated regulatory or judicial proceedings or rulings; (11) the impact of changes in accounting principles; (12) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; and (13) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts.
Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning
Wachovia, the A.G. Edwards Merger or the Golden West Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral.

Notes on non-GAAP financial measures
The information contained herein includes certain non-GAAP financial measures.
Please refer to our Fourth Quarter 2007 Quarterly Earnings Report for additional information reconciling non-GAAP financial measures and for an important explanation of our use of non-GAAP measures and reconciliation of those non-GAAP measures to GAAP.
Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of A.G. Edwards (AGE) from the key performance measures of commissions, fiduciary and asset management fees, total fees, expenses and managed account assets permits evaluation and a comparison of results for ongoing business operations, and it is on this basis that Wachovia management internally assesses the company’s performance. On pages
13 and 14, references to Capital Management’s results excluding AGE reflect the following AGE amounts for the fourth quarter of 2007:
Commissions $336  million
Fiduciary and asset management fees $356  million
Total fees $695  million
Expenses $603  million
Managed account assets $44.0 billion
In addition, page 14 references fiduciary and asset management fees excluding the effect of ECM, or European Credit Management, Ltd., acquired by Wachovia on January 31, 2007. Such fiduciary and asset management fees for ECM were $42 million in the fourth quarter of 2007.
In addition, page 7 excludes mortgage banking fees of $16 million in the fourth quarter of 2007 and $67 million in the fourth quarter of 2006, which Wachovia believes assists investors in understanding underlying trends in the General Bank’s fees without taking into account the current disruption in the housing industry.